UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 30, 2006

DOUGLAS EMMETT, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-33106	20-3073047
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

808 Wilshire Blvd., Suite 200
Santa Monica, California	90401
(Address of principal executive offices of each registrant)	(Zip Code)

(310) 255-7700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On October 30, 2006, Douglas Emmett, Inc. (the “Registrant”) filed a Certificate of Correction to its Articles of Amendment and Restatement (the “Certificate of Correction”) with the State Department of Assessments and Taxation of Maryland.  The Registrant’s Certificate of Correction is filed as Exhibit 3.1 to this report and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

3.1	Certificate of Correction to the Articles of Amendment and Restatement of Douglas Emmett, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 30, 2006

DOUGLAS EMMETT, INC.

By:	/s/ Jordan L. Kaplan
Jordan L. Kaplan
President and Chief Executive Officer